THE PBHG FUNDS, INC.

                    SUPPLEMENT DATED OCTOBER 19, 1998 TO THE
                         PROSPECTUS DATED JUNE 1, 1998

                               PBHG Class Shares


     This Supplement updates certain information contained in the above dated Prospectus of The PBHG Funds, Inc. (the "Fund"). You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 1-800-347-9256.

On page 45 of the prospectus dated June 1, 1998, the following change has been made:

Erin Piner will now manage the PBHG Limited Fund of the PBHG Class Shares. Ms. Piner joined the Adviser in 1995 as an equity analyst. Prior to that Ms. Piner worked in the client services group of Paine Webber, Inc. from 1994 until 1995 and in the client services group of Kidder Peabody from 1992 until its merger with Paine Webber, Inc. in 1994.